UNIVERSAL ANNUITY


ANNUAL REPORTS
December 31, 2001













               The Travelers Timed Growth and Income
               Stock Account for Variable Annuities

               The Travelers Timed Short-Term
               Bond Account for Variable Annuities

               The Travelers Timed Aggressive
               Stock Account for Variable Annuities











[Logo]
 The Travelers Insurance Company
 The Travelers Life and Annuity Company
 One Tower Square
 Hartford, CT  06183

[Logo]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities

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                        Table of Contents



                                                             Page

INVESTMENT ADVISORY COMMENTARY                                     1

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES                                             3

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE
ANNUITIES                                                         17

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE
ANNUITIES                                                         26

BOARD OF MANAGERS AND OFFICERS                                    40

[Logo]

The Travelers Variable Product Separate Accounts
Investment Advisory Commentary as of December 31, 2001



Market and Economic Overview
----------------------------

The performance of the U.S. equity market in 2001 reflected a tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus.

Aggressive easing by the Federal Reserve Board ("Fed") sparked a rally in the stock market both in January and April but then downward earnings revisions sent stock prices sharply lower in February, March and May. The U.S. stock market got off to a good start in January as the Fed lowered its target for the federal funds rate by 50 basis points each on two separate occasions.

A barrage of earnings disappointments and profit warnings, especially from the Technology sector, hit the stock market hard later in the first quarter. Despite more interest rate cuts, U.S. stocks continued their steep slide in the first half of 2001. A compression of price-to-earnings ratios further compounded stock market woes as investors grew increasingly skeptical of sustainable profit growth in the future.

The second half of the year got off to a slow start on the heels of a generally negative earnings season and further lack of short-term earning visibility. The remainder of the year proved to be quite eventful as the market experienced significant volatility
from   exogenous  forces  related  to  terrorism  and  endogenous influences triggered by policy decisions.

Consumer confidence measures took a sharp dip in August and began to cast doubts on the viability of continued robust consumer spending. The devastating terrorist attacks on September 11 then triggered an even steeper decline in the consumer sentiment index, tipped the U.S. economy firmly into a recession and sent the stock market sharply lower.

U.S. stock prices rebounded to above pre- September 11 levels during the fourth quarter on growing hope that the monetary and fiscal stimulus would gain traction in the near future. A combination of rising equity prices, still declining profits and falling bond prices have restored greater balance between stock and bond valuations.

The remedy to the stock market ailments seemed to appear in the form of more interest rate cuts and an aggressive stimulative policy response in the form of increased government spending. 475 basis points of easing over 11 interest rate cuts in 2001 quickly and aggressively moved monetary policy from a restrictive stance to a strongly accommodative stance.

The U.S. economy has shown little growth since March and is currently in a mild recession. The combination of the ongoing cyclical correction/restructuring/downsizing in the technology and telecommunications sectors and the lingering effects of the September 11 terrorist attacks are the major negative influences on the economy.

On the other hand, consumers have responded positively to strong incentives from auto companies and have boosted spending significantly since October. The pace of deterioration in business activity has slowed and there are even some signs of sales stabilization. Consumer incomes, however, are barely growing and labor market prospects point toward continued flat income growth.

Most broad inflation measures have fallen over the past year. Energy prices have led the way to lower inflation and core inflation, which excludes food and energy, has stabilized as well. A recession in the US and slow growth in the rest of the world lay the foundation for low inflation over the next several quarters as globally traded goods prices remain under downward pressure. Upward pressure on some service sector prices such as medical care and housing is expected to be offset by falling prices in travel-related services.

The recent recovery in stock prices has been inspired by bursts of optimism based on stimulative policy but has also been characterized by big swings on bouts of pessimism based on prospects of weaker earnings and economic growth in the short term. We have observed several stock market rallies in 2001 in anticipation of a quick economic recovery which have subsequently stalled for lack of real evidence of improvement. It remains to be seen if the current expectation of a short recession followed by a recovery turns into reality.









Sandip A. Bhagat, CFA, President and Chief Investment Officer,
The Travelers Investment Management Company

                          THE TRAVELERS
                     TIMED GROWTH AND INCOME
                          STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES


The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2001, Account TGIS declined 13.9%, before fees and expenses, underperforming the S&P 500 Total Return index which declined 11.9%. Net of fees and expenses, Account TGIS's total loss of 16.4% for 2001 also lagged the 14.0% loss for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance in 2001 is presented next with a closer look at the second half of the year.

The performance of the U.S. equity market in 2001 reflected the tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus. Early in 2001, aggressive easing by the Fed sparked a rally in the stock market both in January and April but then downward earnings revisions sent stock prices sharply lower in February, March and May. The second half of the year proved to be quite eventful as the market experienced significant volatility from exogenous forces related to terrorism and endogenous influences triggered by policy decisions.

The Technology sector performed poorly in 2001 while defensive and interest-rate sensitive sectors fared well as interest rates fell for most of the year. Value stocks performed significantly better than growth stocks. Our stock selection was favorable in the Health Care sector but adverse in the Technology, Financial Services and Utilities sectors.

Our stock selection models have produced neutral to negative results relative to the benchmark over this period. The earnings, valuation and momentum components of our model have not generated consistent positive excess returns in a rapidly changing environment. In the recent recovery, market cap and beta were important factors as stocks in the lowest size quintile and the highest beta quintile significantly outperformed the large cap universe. Our conservative style of management does not lend itself to overweighting these types of speculative stocks.

In the Health Care sector, our positions in relatively stable growth companies such as Trigon Healthcare and Tenet Healthcare were rewarded with higher valuations. Johnson and Johnson acquired Alza, a research-based pharmaceuticals company that we had emphasized, in a stock swap towards the end of June. Our small overweight position in the Health Care sector during the third quarter was also a positive as investors moved into traditional defensive stocks in the aftermath of the terrorist attacks.

The Technology sector performed poorly early in the year as the parade of earnings disappointments continued. Our overweight positions in Sun Microsystems, Inc., Sanmina Corp. and Transwitch suffered in the first quarter as the steep slowdown in demand and pricing continued to lead earnings estimates lower.

In the Financial Services sector, we continue to be negatively impacted by our underweight position in Citigroup, a stock we are restricted from owning. Providian Capital was down sharply on continued concerns about the company's liquidity, regulatory exposure and capitalization. Shares in Washington Mutual traded lower on concerns of the potential impact of a weaker economy on growth and credit quality.

In the Utilities sector, our positions in higher growth wireless companies such as Sprint Corp.-PCS Group and Nextel Communications underperformed as investors revised their valuations downwards in the face of a weaker economy. We had a small position in Enron which we sold prior to its bankruptcy after a SEC investigation scrutinized the CFO's role in private partnerships involved in transactions with Enron. AES Corp warned of disappointing earnings related mostly to a poorly performing utility in northern England.

The recent sharp recovery in stock prices has at times been tempered with some elements of caution based on prospects of weaker earnings in the short term. It remains to be seen if these influences do get the economy going or if the recent rally proves to be yet another false start similar to others experienced earlier in 2001.

Despite a brief recent period of underperformance, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will pay off over time and we continue to screen our research universe of over 1,000 large cap securities for companies with these two main attributes.

Portfolio Manager:  Sandip A. Bhagat, CFA




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                                  4
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


       THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001


Assets:
 Investment securities, at market value (cost $166,217,348) ........................  $ 152,680,765
 Cash ..............................................................................        316,534
 Receivables:
  Dividends .........................................................................       116,956
  Investment securities sold ........................................................     1,891,854
  Purchase payments and transfers from other Travelers accounts .....................        95,491
                                                                                      -------------

     Total Assets ...................................................................   155,101,600
                                                                                      -------------

Liabilities:
 Payables:
  Investment securities purchased ...................................................     2,720,812
  Contract surrenders and transfers to other Travelers accounts .....................        44,995
  Investment management and advisory fees ...........................................         4,078
  Variation on futures margin .......................................................       378,750
  Market timing fees ................................................................        15,767
  Insurance charges .................................................................        15,782
                                                                                      -------------

     Total Liabilities ..............................................................     3,180,184
                                                                                      -------------

Net Assets:
 (Applicable to 38,818,058 units outstanding at $3.914 per unit) ...................  $ 151,921,416
                                                                                      =============




                See Notes to Financial Statements


       THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001


Investment Income:
 Dividends ...................................................................  $     1,549,322
 Interest ....................................................................          602,270
                                                                                ---------------

   Total income ................................................................                         $    2,151,592

Expenses:
 Market timing fees ..........................................................        1,694,095
 Investment management and advisory fees .....................................          438,160
 Insurance charges ...........................................................        1,694,095
                                                                                ---------------

   Total expenses ..............................................................                              3,826,350
                                                                                                          -------------

    Net investment loss .........................................................                            (1,674,758)
                                                                                                          -------------



Realized Gain (Loss) and Change in Unrealized Gain (Loss)
     on Investment Securities:
 Realized gain (loss) from investment security transactions:
  Proceeds from investment securities sold ....................................     130,551,435
  Cost of investment securities sold ..........................................     139,580,124
                                                                                ---------------

    Net realized gain (loss) ....................................................                            (9,028,689)

 Change in unrealized gain (loss) on investment securities:
  Unrealized gain (loss) at December 31, 2000 .................................        (282,271)
  Unrealized gain (loss) at December 31, 2001 .................................     (13,536,583)
                                                                                ---------------

   Change in unrealized gain (loss) for the year ...............................                            (13,254,312)
                                                                                                          -------------

    Net realized gain (loss) and change in unrealized gain (loss)  ..............                           (22,283,001)
                                                                                                          -------------

 Net decrease in net assets resulting from operations ........................                           $  (23,957,759)
                                                                                                         ==============



                See Notes to Financial Statements

       THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000

Operations:
 Net investment loss .......................................................  $  (1,674,758)       $     (1,237,855)
 Net realized gain (loss) from investment security transactions ............     (9,028,689)             (4,164,920)
 Net change in unrealized gain (loss) on investment securities .............    (13,254,312)            (16,895,374)
                                                                              -------------        -----------------

  Net decrease in net assets resulting from operations ......................   (23,957,759)            (22,298,149)
                                                                              -------------        -----------------

Unit Transactions:
 Participant purchase payments
  (applicable to 2,543,302 and 1,454,001 units, respectively)  ..............    10,493,402               7,472,990
 Participant transfers from other Travelers accounts
  (applicable to 816,062 and 1,004,002 units, respectively)  ................     4,678,926               5,153,825
 Market timing transfers from other Travelers timed accounts
  (applicable to 22,473,764 and 14,294,411 units, respectively)  ............    91,267,718              75,915,864
 Administrative charges
  (applicable to 50,060 and 29,477 units, respectively)  ....................      (204,329)               (144,335)
 Contract surrenders
  (applicable to 3,723,326 and 3,871,785 units, respectively)  ..............   (15,567,782)            (19,979,779)
 Participant transfers to other Travelers accounts
  (applicable to 2,127,910 and 1,413,776 units, respectively)  ..............    (8,833,680)             (7,333,000)
 Market timing transfers to other Travelers timed accounts
  (applicable to 8,713,182 and 9,672,562 units, respectively)  ..............   (35,140,531)            (49,102,256)
 Other payments to participants
  (applicable to 91,686 and 83,559 units, respectively)  ....................      (388,694)               (425,137)
                                                                              -------------        -----------------

   Net increase in net assets resulting from unit transactions ..............    46,305,030              11,558,172
                                                                              -------------        -----------------

    Net increase (decrease) in net assets ...................................    22,347,271             (10,739,977)

Net Assets:
  Beginning of year .........................................................   129,574,145             140,314,122
                                                                              -------------        -----------------

  End of year ............................................................... $ 151,921,416        $    129,574,145
                                                                              =============        =================





                See Notes to Financial Statements

                     NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

Futures Contracts. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

Options.   Account  TGIS may purchase index or individual  equity
put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

Repurchase Agreements. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $98,232,550 and $69,776,130, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $6,688,461 and $5,394,633, respectively, for the year ended December 31, 2001. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. There were no commissions paid to these affiliated firms for the year ended December 31, 2001. The commissions paid to these affiliated firms was $10,928 for the year ended December 31, 2000.

At December 31, 2001, Account TGIS held 150 open S&P 500 Stock Index futures contracts expiring in March, 2002. The underlying face value, or notional value, of these contracts at December 31, 2001 amounted to $43,095,000. In connection with these contracts, short-term investments with a par value of $3,350,000 had been pledged as margin deposits.

Net realized gains (losses) resulting from futures contracts were $3,846,480 and ($4,545,135) for the years ended December 31, 2001 and 2000, respectively. These gains (losses) are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2001 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $57,596 and $86,762 for the years ended December 31, 2001 and 2000, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)




                                                                          For the years ended December 31,
                                                                2001       2000        1999        1998        1997
                                                               -----      -----       -----       -----       -----

SELECTED PER UNIT DATA:
 Total investment income .................................... $  .064     $ .094     $  .076     $  .064     $  .075
 Operating expenses .........................................    .117       .145        .136        .110        .090
                                                                -----      -----       -----       -----       -----

 Net investment loss ........................................   (.053)     (.051)      (.060)      (.046)      (.015)

 Unit value at beginning of year ............................   4.679      5.394       4.468       3.526       2.717
 Net realized and change in unrealized gains (losses) .......   (.712)     (.664)       .986        .988        .824
                                                                -----      -----       -----       -----       -----

 Unit value at end of year .................................. $ 3.914     $4.679     $ 5.394     $ 4.468     $ 3.526
                                                              =======     ======     =======     =======     =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value ...................... $  (.77)    $ (.72)    $   .93     $   .94     $   .81
 Ratio of operating expenses to average net assets* .........    2.82%      2.82%       2.82%       2.82%       2.82%
 Ratio of net investment loss to average net assets* ........   (1.30)%    (.98)%     (1.25)%     (1.16)%      (.45)%
 Number of units outstanding at end of year (thousands) .....    38,818    27,691      26,010      25,192      60,312
 Portfolio turnover rate ....................................       59%       59%         51%         81%         63%



*Annualized


      THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

                    STATEMENT OF INVESTMENTS
                        December 31, 2001

                                         No. of              Market
                                         Shares               Value
                                         ------              ------
COMMON STOCK (70.4%)

 Aerospace (0.5%)
  Boeing Co.                             12,910    $          500,650
  General Dynamics                        3,100               246,884
                                                    -----------------
                                                              747,534
                                                    -----------------
 Airlines (0.2%)
  Southwest Airlines                     12,900               238,392
                                                    -----------------

 Automotive (0.3%)
  Ford Motor Co.                         15,728               247,244
  General Motors Corp.                    5,590               271,674
                                                    -----------------
                                                              518,918
                                                    -----------------
 Banking (5.6%)
  Bank of America Corp.                  16,153             1,016,831
  Bank of New York                        7,800               318,240
  Bank One Corp.                         18,562               724,846
  BB&T Corp.                              7,100               256,381
  Capital One Financial Corp.             5,120               276,224
  Fifth Third BanCorp.                   10,540               646,471
  FleetBoston Financial Corp.            19,564               714,086
  J.P. Morgan Chase & Co.                22,742               826,672
  MBNA Corp.                             18,070               636,064
  National City Corp.                    16,670               487,431
  SouthTrust Corp.                       12,000               295,440
  State Street Corp.                      5,230               273,268
  SunTrust Banks                          3,000               188,100
  U S Bancorp                            13,430               281,090
  Wachovia Corp.                         12,700               398,272
  Washington Mutual                      15,800               516,660
  Wells Fargo & Co.                      17,070               741,692
                                                    -----------------
                                                            8,597,768
                                                    -----------------
 Beverage (2.0%)
  Anheuser-Busch Cos.                    13,100               592,251
  Coca-Cola Co.                          25,900             1,221,185
  Coca-Cola Enterprises                  12,600               238,644
  Pepsi Bottling Group                   12,100               284,350
  PepsiCo, Inc.                          15,000               730,350
                                                    -----------------
                                                            3,066,780
                                                    -----------------
 Brokerage (1.8%)
  Bear Stearns Cos., Inc.                 4,490               263,294
  Charles Schwab Corp.                   11,530               178,369
  Lehman Brothers Holding, Inc.           7,260               484,968
  Merrill Lynch & Co.                    15,030               783,363
  Morgan Stanley Dean Witter & Co.       17,370               971,678
                                                    -----------------
                                                            2,681,672
                                                    -----------------
 Building Materials (0.3%)
  Centex Corp.                            5,590               319,133
  Masco Corp.                             7,780               190,610
                                                    -----------------
                                                              509,743
                                                    -----------------


                                         No. of              Market
                                         Shares               Value
                                         ------              ------
 Capital Goods (0.4%)
  Applied Materials, Inc. (A)             9,450    $          378,992
  Cooper Industries                       7,000               244,440
  TelLabs, Inc. (A)                       4,220                63,110
                                                    -----------------
                                                              686,542
                                                    -----------------
 Chemicals (0.9%)
  Air Products & Chemical, Inc.           4,940               231,735
  Dow Chemical Co.                        8,818               297,872
  E.I. Dupont De Nemours & Co.           10,074               428,246
  Eastman Chemical Co.                    2,380                92,868
  Engelhard Corp.                         3,100                85,808
  Praxair, Inc.                           1,650                91,163
  Rohm & Haas Co.                         2,090                72,377
                                                    -----------------
                                                            1,300,069
                                                    -----------------
 Conglomerates (4.7%)
  Crane Co.                              10,900               279,476
  General Electric Co.                  104,220             4,177,138
  Honeywell International , Inc.         11,740               397,047
  Minnesota Mining &                      3,080               364,087
     Manufacturing Co.
  Parker-Hannifin                         5,950               273,165
  Tyco International Ltd.                23,748             1,398,757
  United Technologies Corp.               5,120               330,906
                                                    -----------------
                                                            7,220,576
                                                    -----------------

 Construction Machinery (0.3%)
  Caterpillar, Inc.                       7,500               391,875
                                                    -----------------

 Consumer (2.2%)
  Alberto Culver Co.                      6,220               278,283
  Avery Dennison Corp.                    2,740               154,892
  Ball Corp.                              2,300               162,610
  Clorox Co.                              9,500               375,725
  Colgate-Palmolive Co.                   8,970               518,017
  Gillette Co.                            4,200               140,280
  Procter & Gamble Co.                   12,850             1,016,820
  Stanley Works                           2,100                97,797
  Unilever N.V.                           5,800               334,138
                                                    -----------------
                                                            3,078,562
                                                    -----------------
 Defense (0.6%)
  Lockheed Martin Corp.                   8,510               397,162
  Northrop Grumman Corp.                  1,900               191,539
  Raytheon Co.                            6,700               217,549
                                                    -----------------
                                                              806,250
                                                    -----------------
 Entertainment (0.7%)
  Viacom, Inc. (A)                        9,782               431,875
  Walt Disney Co.                        33,133               686,516
                                                    -----------------
                                                            1,118,391
                                                    -----------------
 Finance (1.4%)
  American Express Co.                   23,430               836,217
  Countrywide Credit Industries           9,100               372,827
  Household Finance Corp.                 8,190               474,528
  Met Life Capital Trust                 10,800               342,144
  Moodys Corp.                            3,400               135,524
                                                    -----------------
                                                            2,161,240
                                                    -----------------

                                       No. of                  Market
                                       Shares                  Value
                                       ------                  -------
 Food (1.0%)
  Darden Restaurants                    4,000        $         141,600
  General Mills, Inc.                   7,230                  376,032
  International Flavors/Fragrances      7,800                  231,738
  Sara Lee Corp.                       20,000                  444,600
  Tricon Global Restaurants (A)         7,780                  382,776
  Wendy's International                10,900                  317,953
                                                     -----------------
                                                             1,894,699
                                                     -----------------
 Gaming (0.2%)
  International Game Technology (A)     3,900                  266,370
                                                     -----------------


 Healthcare (2.2%)
  Abbott Laboratories                   9,710                  541,332
  Appelera Corp.-Applied                4,760                  186,925
   Biosystems Group
  Cardinal Health, Inc.                 7,230                  467,492
  Guidant Corp. (A)                     5,800                  288,840
  HCA-The Healthcare Company           10,060                  387,712
  Immunex Corp. (A)                    10,200                  282,693
  Tenet Healthcare (A)                  8,050                  472,696
  UnitedHealth Group, Inc.              6,590                  466,374
  Wellpoint Health Networks (A)         2,600                  303,810
                                                     -----------------
                                                             3,397,874
                                                     -----------------
 Independent Energy (0.6%)
  Anadarko Petroleum Corp.              3,110                  176,804
  Apache Corp.                          1,892                   94,373
  Burlington Resources                  4,570                  171,558
  Entergy Corp.                         7,320                  286,285
  Kerr Mcgee Corp.                      1,280                   70,144
  Occidental Petroleum Corp.            4,120                  109,304
                                                     -----------------
                                                               908,468
                                                     -----------------
 Insurance (2.8%)
  AFLAC Inc.                            9,700                  238,232
  Allstate Corp.                        7,660                  258,142
  American International Group         30,189                2,397,007
  Chubb Corp.                           5,120                  353,280
  Cigna Corp.                           1,540                  142,681
  Lincoln National Corp.                7,590                  368,646
  Marsh & McLennan Co.                  2,000                  214,900
  MBIA Inc.                             6,220                  333,579
                                                     -----------------
                                                             4,306,467
                                                     -----------------
 Integrated Energy (3.6%)
  Chevron Texaco Corp.                 10,838                  971,193
  Conoco, Inc.                          5,958                  168,611
  Exxon Mobil Corp.                    69,760                2,741,568
  Phillips Petroleum Co.                3,892                  234,532
  Royal Dutch Petroleum Co.            20,770                1,018,145
  Unocal Corp.                          4,400                  158,708
  USX-Marathon Group                    2,920                   87,600
  Williams Cos.                         7,410                  189,103
                                                     -----------------
                                                             5,569,460
                                                     -----------------
 Media  (1.1%)
  Andrew Corp. (A)                     10,700                  234,276
  Comcast Corp. (A)                    11,800                  424,859
  CSC Holdings, Inc. (A)                3,600                  170,820
  Gannett Co. Inc.                      4,220                  283,711
  Knight-Ridder, Inc.                   4,490                  291,536
  Omnicom Group                         3,300                  294,855
                                                     -----------------
                                                             1,700,057
                                                     -----------------


                                       No. of                 Market
                                       Shares                 Value
                                       ------                 --------
 Metals (0.4%)
  Alcan Aluminum Ltd.                   2,120        $          76,172
  Alcoa, Inc.                           9,748                  346,541
  Barrick Gold Corp.                    7,590                  121,060
                                                     -----------------
                                                               543,773
                                                     -----------------
 Natural Gas Pipeline (0.2%)
  Dynegy, Inc.                          9,290                  236,895
                                                     -----------------

 Oil Field (0.4%)
  Baker Hughes, Inc.                    7,790                  284,101
  Schlumberger Ltd.                     5,400                  296,730
  Transocean Sedco Forex, Inc.          2,865                   96,894
                                                     -----------------
                                                               677,725
                                                     -----------------
 Paper (0.5%)
  Georgia-Pacific Group                 3,900                  107,679
  International Paper Co.               8,240                  332,484
  Temple-Inland                         3,500                  198,555
  Weyerhaeuser Co.                      2,200                  118,976
                                                     -----------------
                                                               757,694
                                                     -----------------
 Pharmaceuticals (7.7%)
  American Home Products Corp.         12,040                  738,774
  Amgen, Inc. (A)                      11,900                  671,577
  Baxter International, Inc.            6,230                  334,115
  Biomet, Inc.                          9,885                  305,595
  Bristol -Myers Squibb Co.            22,100                1,127,100
  Eli Lilly & Co.                       9,480                  744,559
  Forest Laboratories, Inc. (A)         5,590                  458,101
  Johnson & Johnson                    35,298                2,086,112
  King Pharmaceuticals (A)              7,000                  294,910
  MedImmune, Inc. (A)                   2,020                   93,587
  Merck & Co., Inc.                    24,540                1,442,952
  Pfizer, Inc.                         66,170                2,636,874
  Pharmacia Corp.                      12,430                  530,140
  Schering-Plough Corp.                 9,780                  350,222
                                                     -----------------
                                                            11,814,618
                                                     -----------------
 Railroads (0.4%)
  Burlington Northern Santa Fe          6,720                  191,722
  CSX Corp.                             6,600                  231,330
  Union Pacific                         3,790                  216,030
                                                     -----------------
                                                               639,082
                                                     -----------------
 Refining (0.1%)
  Ashland Inc.                          1,400                   64,512
                                                     -----------------

 Retailers (5.1%)
  AutoZone, Inc. (A)                    2,800                  201,040
  Bed Bath & Beyond, Inc. (A)          13,940                  472,496
  Best Buy Company, Inc. (A)            3,690                  274,831
  CDW Computer Centers                  3,940                  211,598
  Home Depot, Inc.                     27,350                1,395,124
  Kohl's Corp. (A)                      9,010                  634,664
  Lowe's Cos.                          10,200                  473,382
  Nordstrom, Inc.                      18,300                  370,209
  Office Depot (A)                     19,700                  365,238
  Penney J.C. Co., Inc.                 9,700                  260,930
  Sears Roebuck                         9,430                  449,245
  Staples Inc. (A)                     16,900                  316,115
  Wal-Mart Stores, Inc.                41,920                2,412,496
                                                     -----------------
                                                             7,837,368
                                                     -----------------

                                         No. of               Market
                                         Shares               Value
                                         ------               ------
 Services (4.0%)
  Biogen, Inc. (A)                        1,650      $         94,636
  Concord EFS (A)                         7,100               232,774
  Medtronic, Inc.                         8,690               445,015
  Microsoft (A)                          56,260             3,727,506
  Oracle Corp. (A)                       65,910               910,547
  Paychex, Inc.                           9,790               341,133
  West Corp. (A)                          8,900               222,678
                                                      ---------------
                                                            5,974,289
                                                      ---------------
 Supermarkets (0.3%)
  Albertsons, Inc.                       12,300               387,327
                                                      ---------------

 Technology (10.5%)
  Agilent Technologies, Inc. (A)          4,850               138,274
  Altera Corp. (A)                        7,510               159,249
  Analog Devices, Inc. (A)                6,200               275,218
  AOL Time Warner , Inc. (A)             40,340             1,294,914
  Applied Micro Circuits Corp. (A)        9,790               110,774
  Automatic Data Process                  4,220               248,558
  Cisco Systems, Inc. (A)                87,540             1,585,787
  Computer Associates                    14,020               483,550
     International
  Computer Sciences Corp. (A)             5,000               244,900
  Dell Computer Corp. (A)                30,880               838,855
  Electronic Data System Corp.            6,190               424,324
  EMC Corp. (A)                          19,220               258,317
  First Data Corp.                        8,050               631,522
  Fiserv, Inc. (A)                        5,600               237,048
  Hewlett Packard Co.                    12,910               265,171
  Intel Corp.                            72,920             2,292,969
  International Business Machine Corp.   20,400             2,467,584
  ITT Industries                          7,940               400,970
  JDS Uniphase Corp. (A)                 13,450               116,679
  Linear Technologies                     4,940               192,561
  Lucent Technologies                    25,656               161,376
  Mattel, Inc.                           11,200               192,640
  Micron Technology, Inc. (A)            12,820               397,420
  Motorola, Inc.                         14,920               224,098
  Pitney Bowes, Inc.                      7,010               263,646
  QUALCOMM, Inc. (A)                      8,050               406,324
  Sanmina Corp. (A)                      11,530               229,389
  Sun Microsystems, Inc. (A)             44,580               548,557
  Texas Instruments, Inc.                22,060               617,680
  VERITAS Software Corp. (A)              4,090               183,375
  Xilinx, Inc. (A)                        2,660               103,846
                                                      ---------------
                                                           15,995,575
                                                      ---------------



                                       No. of              Market
                                       Shares               Value
 Telecommunications (3.6%)
  ALLTEL Corp.                            4,120      $        254,328
  AT&T Corp.                             34,090               618,393
  AT&T Wireless Group (A)                10,976               157,725
  BellSouth Corp.                        15,000               572,250
  Broadcom Corp. (A)                      2,380                97,283
  SBC Communications, Inc.               35,868             1,404,949
  Sprint Corp.-PCS Group                 20,560               501,870
  Verizon Global Funding Corp.           29,756             1,412,220
  Worldcom, Inc. (A)                     30,956               436,015
                                                      ---------------
                                                            5,455,033
                                                      ---------------
 Textile (0.1%)
  NIKE, Inc.                              2,700               151,848
                                                      ---------------

 Tobacco (0.8%)
  Philip Morris Cos.                     26,860             1,231,531
                                                      ---------------

 U.S. Agency (1.3%)
  Federal Home Loan Mortgage Corp.       10,390               679,506
  Federal Association National Mortgage  12,890             1,024,755
  USA Education                           4,200               352,884
                                                      ---------------
                                                            2,057,145
                                                      ---------------
 Utilities (1.6%)
  AES Corp. (A)                           9,160               149,766
  Allegheny Energy                        7,200               260,784
  Dominion Resources,                     6,680               401,468
Inc.
  Duke Energy                            10,000               392,600
  Exelon Corp.                            3,280               157,046
  FirstEnergy Corp.                      12,630               441,797
  Mirant Corp. (A)                       10,318               165,294
  TXU Corp.                               9,710               457,826
                                                      ---------------
                                                            2,426,581
                                                      ---------------

  TOTAL COMMON STOCK
   (Cost $120,958,972)                                    107,418,703
                                                      ---------------

                                            Principal         Market
                                              Amount          Value
                                            ---------         ------
SHORT-TERM INVESTMENTS (29.6%)
 Commercial Paper (27.4%)
  Blueridge Asset Funding Corp.,
     1.93% due January 14, 2002         $     1,760,000   $  1,758,756
  DE Funding Corp.,
     1.88% due January 15, 2002              1,400,000       1,398,937
  Gannett Co. Inc.,
     1.81% due January 24, 2002              4,338,000       4,332,751
  GE Capital Corp.,
     1.84% due February 7, 2002              1,100,000       1,097,901
  General Dynamics Corp.,
     2.14% due February 4, 2002              5,000,000       4,991,205
  Household Finance Corp.,
     1.83% due January 2, 2002               4,370,000       4,369,563
    Morgan Stanley Dean Witter & Co.,
     1.88% due January 28, 2002              3,000,000       2,995,770
  National Rural Utilites Coop.
   Finance Corp.,
     2.16% due January 11, 2002              5,000,000       4,997,230
  New Castle 2000-A,
     2.00% due January 14, 2002              5,000,000       4,996,465
  Preferred Resources Funding Corp.,
     1.83% due January 14, 2002              2,500,000       2,498,233
  Preferred Resources Funding Corp.,
     1.81% due January 28, 2002              1,000,000         998,590
  Windmill Funding Corp.,
     1.98% due January 11, 2002              2,500,000       2,498,615
  Windmill Funding Corp.,
     1.95% due February 12, 2002             5,000,000       4,989,215
                                                           -----------
                                                            41,923,231
                                                           -----------

 U.S. Treasury (2.2%)
  United States of America Treasury,         3,350,000       3,338,831
                                                           -----------
     2.14% due March 14, 2002 (B)

     TOTAL SHORT-TERM
       INVESTMENTS (Cost $45,258,376)                       45,262,062
                                                            ----------



                                             Notional         Market
                                              Value           Value
                                             --------         ------
FUTURES CONTRACTS (0.0%)

S&P 500 Stock Index,
Exp. March, 2002 (C)                    $    43,095,000               -
                                                         --------------

TOTAL INVESTMENTS (100%)
(Cost $166,217,348) (D)                                  $  152,680,765
                                                         ==============




NOTES

(A)       Non-income Producing Security.

(B) Par value of $3,350,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2001, net unrealized depreciation for all securities was $13,536,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $7,172,842 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $20,709,425.




                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of
The  Travelers Timed Growth and Income Stock Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock
Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and
selected  per  unit  data and ratios based on  our  audits.   The
accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  KPMG LLP


Hartford, Connecticut
February 4, 2002

                          THE TRAVELERS
                        TIMED SHORT-TERM
                          BOND ACCOUNT
                     FOR VARIABLE ANNUITIES



During  the  fourth quarter, economic weakness  intensified.   We
expect the fourth quarter Gross Domestic Product ("GDP") to contract. As a result, GDP for 2001 is expected to be up only between 1.1% to 1.5% versus the 4.1% gain in 2000. Corporations continued to slash payrolls. The unemployment rate rose to 5.8%, up from 4.0% at the start of the year. Consumers have remained resilient to economic weakness with a positive response to motor vehicle financing incentives, massive mortgage refinancings, and a surge in home sales. As a result, the Consumer Confidence Index gained strength in December rising to 94.6 from 84.9 in November. For this quarter, the Federal Reserve Board ("Fed") funds rate was lowered by an additional 125 basis points,from 3.00% to 1.75%

The Fed has responded aggressively by providing considerable stimulus throughout the year by lowering the Fed funds rate 475 basis points, from 6.50% to 1.75%. Strong consumer resilience, tame inflation and lower energy costs, coupled with monetary and financial stimulus have begun to signal a mild recovery. As a result, we expect an economic recovery in the second half of 2002. Fed officials will be very slow to tighten monetary policy over the next year. Historically, the Fed has not begun to reverse a strategy of monetary accommodation until after the unemployment rate has started to turn down from its peak. As a result, we believe that interest rates across the curve will remain lower for longer than usual.

The strategy in management for the Travelers Timed Short-Term Bond Account for Variable Annuities will be to maintain maturities at the current average life between 30 and 40 days. Credit markets have implied Fed tightening in the third quarter of 2002. Hence, given our expectation of lower rates, we see considerable value in money market assets. Throughout the quarter we have seen significant credit deterioration. As always, we have maintained the highest level of integrity in analyzing credit quality and have successfully avoided credit pitfalls. At December 31, 2001, the portfolio had total assets of $36 million, with an average yield of of 2.10%




Portfolio Manager: Emil J. Molinaro Jr.




                                [Logo]




           THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001

Assets:
 Investment securities, at market value (cost $36,151,192) ........................  $36,160,962
 Cash .............................................................................        1,426
 Receivables:
  Interest .........................................................................      80,217
  Purchase payments and transfers from other Travelers accounts ....................      27,850
                                                                                     -----------

   Total Assets ..................................................................... 36,270,455
                                                                                     -----------


Liabilities:
 Payables:
  Contract surrenders and transfers to other Travelers accounts ....................      27,600
  Investment management and advisory fees ..........................................         963
  Market timing fees ...............................................................       3,723
  Insurance charges ................................................................       3,723
                                                                                     -----------

   Total Liabilities ................................................................     36,009
                                                                                     -----------

Net Assets:
   (Appplicable to 23,383,741units outstanding at $1.549 per unit)................   $36,234,446
                                                                                     ===========






                See Notes to Financial Statements






           THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001

Investment Income:
 Interest ....................................................................                     $  3,096,811

Expenses:
 Market timing fees ..........................................................  $     924,410
 Investment management and advisory fees .....................................        239,089
 Insurance charges ...........................................................        924,410
                                                                                -------------

  Total expenses ..............................................................                       2,087,909
                                                                                                    -----------

   Net investment income .......................................................                      1,008,902
                                                                                                    -----------

Realized Gain (Loss) and Change in Unrealized Gain (Loss)
   on Investment Securities:
 Realized gain (loss) from investment security transactions:
  Proceeds from investment securities sold ....................................   115,093,089
  Cost of investment securities sold ..........................................   115,038,859
                                                                                -------------

   Net realized gain (loss).....................................................                         54,230

 Change in unrealized gain (loss) on investment securities:
  Unrealized gain (loss) at December 31, 2000 ..................................      (43,285)
  Unrealized gain (loss) at December 31, 2001 ..................................        9,770
                                                                                -------------

   Net change in unrealized gain (loss) for the year ...........................                         53,055
                                                                                                    -----------

    Net realized gain (loss) and change in unrealized gain (loss)  ..............                       107,285
                                                                                                    -----------

Net increase in net assets resulting from operations ........................                      $  1,116,187
                                                                                                   ============





                See Notes to Financial Statements







           THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000


                                                                                            2001               2000
Operations:
 Net investment income ..............................................................  $  1,008,902       $  5,625,700
 Net realized gain (loss) from investment security transactions .....................        54,230             (3,577)
 Net change in unrealized gain (loss) on investment securities.......................        53,055            (76,272)
                                                                                       -------------      -------------

  Net increase in net assets resulting from operations ...............................    1,116,187          5,545,851
                                                                                       -------------      -------------

Unit Transactions:
 Participant purchase payments
  (applicable to 3,894,240 and 5,766,361 units, respectively)  .......................    6,017,688          8,626,833
 Participant transfers from other Travelers accounts
  (applicable to 1,742,425 and 3,792,184 units, respectively)  .......................    2,690,068          5,668,335
 Market timing transfers from other Travelers timed accounts
  (applicable to 33,051,057 and 52,637,447 units, respectively)  .....................   50,876,979         77,810,899
 Administrative charges
  (applicable to 63,033 and 104,888 units, respectively)  ............................      (97,541)          (158,232)
 Contract surrenders
  (applicable to 5,481,865 and 16,299,699 units, respectively)  ......................   (8,465,420)       (24,353,003)
 Participant transfers to other Travelers accounts
  (applicable to 3,259,397 and 6,267,735 units, respectively)  .......................   (5,036,703)        (9,368,541)
 Market timing transfers to other Travelers timed accounts
  (applicable to 81,456,316 and  73,727,663 units, respectively)  .................... (125,302,044)      (110,097,542)
 Other payments to participants
  (applicable to 155,243 and 349,909 units, respectively)  ...........................     (239,676)          (521,830)
                                                                                       -------------      -------------

   Net decrease in net assets resulting from unit transactions ........................ (79,556,649)       (52,393,081)
                                                                                       -------------      -------------

    Net decrease in net assets .........................................................(78,440,462)       (46,847,230)

Net Assets:
  Beginning of year ..................................................................   114,674,908        161,522,138
                                                                                       -------------      -------------

  End of year ........................................................................ $  36,234,446      $ 114,674,908
                                                                                       =============      =============



                See Notes to Financial Statements



                  NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security  Transactions.  Security transactions are accounted  for on  the  trade date.  Interest income is recorded on the  accrual
basis.   Premiums and discounts are amortized to interest  income
utilizing the constant yield method.

Repurchase Agreements. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $35,835 and $122,498 for the years ended December 31, 2001 and 2000, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)

                                                                                      For the years ended December 31,
                                                                            2001        2000        1999      1998      1997
                                                                            ----        ----        ----      ----      ----
SELECTED PER UNIT DATA:
 Total investment income ............................................... $  .065     $   .096     $ .076    $ .078    $ .077
 Operating expenses ....................................................    .044         .042       .041      .040      .039
                                                                         -------     --------     ------    ------    ------

 Net investment income .................................................    .021         .054       .035      .038      .038

 Unit value at beginning of year .......................................   1.527        1.473      1.437     1.399     1.361
 Net realized and change in unrealized gains (losses) ..................    .001          -         .001       -         -
                                                                         -------     --------     ------    ------    ------

 Unit value at end of year ............................................. $ 1.549     $  1.527     $1.473    $1.437    $1.399
                                                                         =======     ========     ======    ======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value ............................................ $   .02     $    .05     $  .04    $  .04    $  .04
 Ratio of operating expenses to average net assets *....................    2.82%        2.82%      2.82%     2.82%     2.82%
 Ratio of net investment income  to average net assets *................    1.37%        3.61%      2.38%     2.71%     2.77%
 Number of units outstanding at end of year (thousands) ................  23,384       75,112    109,666   137,067    47,262



*Annualized


           THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

                    STATEMENT OF INVESTMENTS
                        December 31, 2001


                                        Principal           Market
                                          Amount             Value
                                        ---------           ------
SHORT-TERM INVESTMENTS (100%)

 Commercial Paper (100%)
  AIG Funding, Inc.,
     1.93% due January 14, 2002    $     1,500,000     $    1,498,940
  Air Liquide US LLC,
     1.88% due January 7, 2002           1,700,000          1,699,403
  Blueridge Asset Funding Corp.,
     1.93% due January 14, 2002          1,700,000          1,698,798
  Caterpillar Financial Services
    Corp.,
     1.86% due January 8, 2002           1,000,000            999,598
  Coca-Cola Enterprises, Inc.,
     1.96% due February 6, 2002          1,500,000          1,497,211
  DE Funding Corp.,
     1.88% due January 15, 2002          1,500,000          1,498,862
  Falcon Asset Securitization Co.,
     1.84% due January 10, 2002          1,500,000          1,499,246
  Gannett Co., Inc.,
     1.95% due January 14, 2002          1,700,000          1,698,798
  GE Capital Corp.,
     2.17% due January 11, 2002          1,700,000          1,699,058
  General Dynamics Corp.,
     2.08% due January 23, 2002          1,500,000          1,498,260
  Goldman Sachs Group, Inc.,
     1.78% due January 14, 2002          1,600,000          1,598,869
  Harvard University,
     1.76% due January 11, 2002          1,000,000            999,446
  Household Finance Corp.,
     1.83% due January 02, 2002          1,000,000            999,900



                                        Principal           Market
                                          Amount             Value
                                        ---------           ------


 Commercial Paper (continued)
  May Dept Stores Co.,
     1.90% due January 3, 2002     $     1,700,000     $    1,699,745
  McDonalds Corp.,
     4.81% due March 7, 2002             2,000,000          2,009,646
  Morgan Stanley Dean Witter &
    Co.,
     2.06% due January 18, 2002          1,500,000          1,498,635
  National Rural Utilities Coop.
    Finance Corp.,
     2.03% due January 25, 2002          1,700,000          1,697,858
  Nestle Capital Corp.,
     1.93% due January 10, 2002            550,000            549,723
  Old Slip Funding Corp.,
     2.09% due February 20, 2002         1,500,000          1,496,167
  Preferred Resources Funding
    Corp.,
     1.88% due January 29, 2002          1,400,000          1,397,956
  Sheffield Resources Corp.,
     1.83% due January 22, 2002            600,000            599,334
  Southern Co.,
     1.88% due January 10, 2002          1,700,000          1,699,145
  Texaco, Inc.,
     2.04% due January 3, 2002           1,750,000          1,749,738
  UBS Financial, Inc.,
     1.83% due January 2, 2002           1,380,000          1,379,862
  Windmill Funding Corp.,
     1.94% due February 12, 2002         1,500,000          1,496,764

     TOTAL INVESTMENTS (100%)
          (Cost $36,151,192)                          $    36,160,962
                                                      ===============




                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Short-Term Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Hartford, Connecticut
February 4, 2002

                          THE TRAVELERS
                        TIMED AGGRESSIVE
                          STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES


The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Mid Cap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the twelve months ending December 31, 2001, Account TAS declined 2.4%, before fees and expenses, and lagged the S&P 400 Total Return index which declined 0.6%. Net of fees and expenses, Account TAS's loss of 5.1% for 2001 was slightly below the 3.9% decline of the variable annuity stock funds in the Lipper Mid Cap Category. A discussion of portfolio performance in 2001 is presented below with a closer look at the second half of the year.

The performance of the U.S. equity market in 2001 reflected the tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus. Early in 2001, aggressive easing by the Fed sparked a rally in the stock market both in January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March and May. The second half of the year proved to be quite eventful as the market experienced significant volatility from exogenous forces related to terrorism and endogenous influences triggered by policy decisions.

The Technology sector performed poorly in 2001 while defensive and interest-rate sensitive sectors fared well as interest rates fell for most of the year. Value stocks performed significantly better than growth stocks. Our stock selection was unfavorable in the Technology sector in the first half of 2001, favorable in the Financial Services sector in the middle of the year and adverse in the Consumer Discretionary sector at the end of the year.

Our stock selection models have produced neutral to negative results relative to the benchmark over this period. The earnings, valuation and momentum components of our model have not generated consistent positive excess returns in a rapidly changing environment. In the recent recovery, market cap and beta were important factors as stocks in the lowest size quintile and the highest beta quintile significantly outperformed the large cap universe. Our conservative style of management does not lend itself to overweighting these types of speculative stocks.

The bulk of our underperformance came in the month of January when low market cap and low price stocks rose sharply and outperformed the largest size quintile stocks within the S&P 400 universe by a wide margin. Our approach to mid cap investing is conscious of the liquidity and bankruptcy risks involved in smaller cap stocks. While we match our average size exposure to the benchmark, we were modestly underweight in the lower size quintile stocks and lagged the benchmark as a result.

In early 2001, we were hurt in the Technology sector by not owning several low price stocks such as Legato Systems and
Informix which rose by over 100%. Negative earnings pre-announcements at Acxiom, International Rectifier Corp. and Wind River Systems hurt performance. We also lost ground from underweight positions in several semiconductor and software stocks such as Vitesse Semiconductor, Jabil Circuit, Inc., Concord EFS and Qlogic which rose sharply in early April on the heels of the fourth Fed cut.

In the Financial Services sector at mid-year, we were helped by strong performance from several regional banks such as Hibernia, TCF Financial and City National as investors hoped for an economic recovery. We also gained from avoiding earnings disappointments at Silicon Valley Bancshares and Ambac Financial.

In the strong Consumer Discretionary sector, our gains in retailer Williams-Sonoma and casino operator Mandalay Resort Group was more than offset by weakness in BJ's Wholesale Club and Barnes and Noble which reported lower revenue and earnings guidance going forward. In December, we were again underweight in several lower quality stocks such as Mohawk Industries, International Gaming Technology and Emmis Communications which registered strong gains. We were also hurt by an overweight position in Covanta Energy which fell sharply on its announcement to explore all options to maximize shareholder value as it was faced with a cash crunch.

The recent sharp recovery in stock prices has at times been tempered with some elements of caution based on prospects of weaker earnings in the short term. It remains to be seen if the stimulative influences will get the economy going or if the recent rally proves to be yet another false start similar to others experienced earlier in 2001.

In our disciplined approach to stock selection, we screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. We continue to focus on this dual theme of low valuations and improving earnings outlook as the basis of our stock selection.



Portfolio Manager:  Sandip A. Bhagat, CFA




                                   [Logo]



          THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001


Assets:
 Investment securities, at market value (cost $89,413,255) ......................   $  90,375,411
 Cash ...........................................................................         415,861
 Receivables:
  Dividends ......................................................................         46,452
  Investment securities sold .....................................................        642,977
  Purchase payments and transfers from other Travelers accounts ..................         91,990
Other assets ...................................................................              503
                                                                                    -------------

   Total Assets ...................................................................    91,573,194
                                                                                    -------------


Liabilities:
 Payables:
  Investment securities purchased ................................................      1,108,844
  Contract surrenders and transfers to other Travelers accounts ..................         88,170
  Investment management and advisory fees ........................................          2,622
  Variation on futures margin ....................................................        192,000
  Market timing fees .............................................................          9,365
  Insurance charges ..............................................................          9,365
                                                                                    -------------

   Total Liabilities ..............................................................     1,410,366
                                                                                    -------------

Net Assets:
   (Applicable to 19,060,524 units outstanding at $4.730 per unit)..............    $  90,162,828
                                                                                    =============






                See Notes to Financial Statements





          THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001



Investment Income:
 Dividends ..............................................................................  $  746,913
 Interest ...............................................................................     291,287
                                                                                           ----------
  Total income ...........................................................................                   $    1,038,200

Expenses:
 Market timing fees .....................................................................     937,491
 Investment management and advisory fees ................................................     262,498
 Insurance charges ......................................................................     937,491
                                                                                           ----------

  Total expenses .........................................................................                        2,137,480
                                                                                                              --------------

   Net investment loss ....................................................................                      (1,099,280)
                                                                                                              --------------

Realized Gain (Loss) and Change in Unrealized Gain (Loss)
   on Investment Securities:
 Realized gain (loss) from investment security transactions:
  Proceeds from investment securities sold ............................................... 49,897,865
  Cost of investment securities sold ..................................................... 48,447,109
                                                                                           ----------

   Net realized gain (loss)................................................................                       1,450,756

Change in unrealized gain (loss) on investment securities:
 Unrealized gain (loss) at December 31, 2000 ............................................   3,579,399
 Unrealized gain (loss) at December 31, 2001 ............................................     962,156
                                                                                           ----------

  Net change in unrealized gain (loss) on investments ....................................                       (2,617,243)
                                                                                                              --------------

   Net realized gain (loss) and change in unrealized gain (loss)  .........................                      (1,166,487)
                                                                                                              --------------

Net decrease in net assets resulting from operations ...................................                     $   (2,265,767)
                                                                                                             ===============





                See Notes to Financial Statements






          THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000



                                                                                                  2001               2000
                                                                                                  ----               ----
Operations:
 Net investment loss........................................................................  $ (1,099,280)      $    (627,093)
 Net realized gain (loss) from investment security transactions ............................     1,450,756           8,433,881
 Net change in unrealized gain (loss) on investment securities .............................    (2,617,243)         (2,331,031)
                                                                                              ------------       --------------

  Net increase (decrease) in net assets resulting from operations ...........................   (2,265,767)          5,475,757
                                                                                              ------------       --------------

Unit Transactions:
 Participant purchase payments
  (applicable to 1,716,985 and 585,332 units, respectively)  ................................    7,910,740           2,792,157
 Participant transfers from other Travelers accounts
  (applicable to 1,674,155 and 346,667 units, respectively)  ................................    7,731,213           1,666,471
 Market timing transfers from other Travelers timed accounts
  (applicable to 7,665,282 and 6,868,233 units, respectively)  ..............................   34,034,326          34,181,678
 Administrative charges
  (applicable to 27,730 and 14,696 units, respectively)  ....................................     (132,675)            (70,684)
 Contract surrenders
  (applicable to 1,538,515 and 1,732,694 units, respectively)  ..............................   (7,232,198)         (8,158,333)
 Participant transfers to other Travelers accounts
  (applicable to 746,949 and 832,524 units, respectively)  ..................................   (3,487,973)         (3,950,133)
 Market timing transfers to other Travelers timed accounts
  (applicable to 3,591,204 and 6,444,823 units, respectively)  ..............................  (15,736,448)        (28,708,643)
 Other payments to participants
  (applicable to 14,577 and 32,839 units, respectively)  ....................................      (71,651)           (164,002)
                                                                                              ------------       --------------

  Net increase (decrease) in net assets resulting from unit transactions ....................   23,015,334          (2,411,489)
                                                                                              ------------       --------------

   Net increase in net assets ................................................................  20,749,567           3,064,268

Net Assets:
  Beginning of year .........................................................................   69,413,261          66,348,993
                                                                                              ------------       --------------

  End of year ............................................................................... $ 90,162,828       $  69,413,261
                                                                                              ============       =============



                See Notes to Financial Statements



                      NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

Futures Contracts. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

Options. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

Repurchase Agreements. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $42,753,654 and $32,980,347, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $2,227,126 and $1,919,775, respectively, for the year ended December 31, 2001. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $2,620 for the year ended December 31, 2000. There were no commissions paid to these affiliated firms for the year ended December 31, 2001.

At December 31, 2001, Account TAS held 80 open S&P 400 MidCap Index futures contracts expiring in March, 2002. The underlying face value, or notional value, of these contracts at December 31, 2001 amounted to $20,364,000. In connection with these contracts, short-term investments with a par value of $1,325,000 had been pledged as margin deposits.

Net realized gains (losses) resulting from futures contracts were $2,501,509 and ($851,011) for the years ended December 31, 2001 and 2000, respectively. These gains (losses) are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2001 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent, on an annual basis, to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to CitiStreet Financial Services LLC, a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation unit values. This charge equals, on an annual basis, 1.25%. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $34,962 and $58,781 for the years ended December 31, 2001 and 2000, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)




                                                                                    For the years ended December 31,
                                                                            2001       2000        1999        1998      1997
                                                                            ----       ----        ----        ----      ----
SELECTED PER UNIT DATA:
 Total investment income ............................................... $  .063     $ .084     $   .052     $ .056    $ .063
 Operating expenses ....................................................    .134       .135         .110       .098      .085
                                                                         -------     ------     --------     ------    ------

 Net investment loss ...................................................   (.071)     (.051)       (.058)     (.042)    (.022)

 Unit value at beginning of year .......................................   4.986      4.371        3.907      3.389     2.623
 Net realized and change in unrealized gains (losses) ..................   (.185)      .666        0.522+      .560      .788
                                                                         -------     ------     --------     ------    ------

 Unit value at end of year ............................................. $ 4.730     $4.986     $  4.371     $3.907    $3.389
                                                                         ========    ======     ========     ======    =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value ................................. $  (.26)    $  .61     $    .46     $  .52    $  .77
 Ratio of operating expenses to average net assets* ....................    2.85%      2.85%        2.85%      2.85%     2.85%
 Ratio of net investment loss to average net assets* ...................   (1.53)%    (1.06)%      (1.49)%    (1.21)%    (.76)%
 Number of units outstanding at end of year (thousands) ................  19,061     13,923       15,180     16,452    25,865
 Portfolio turnover rate ...............................................      49%       106%          85%       113%       92%


*Annualized

+Includes a reimbursement of $56,058 from the investment advisor, TIMCO.



          THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

                    STATEMENT OF INVESTMENTS
                        December 31, 2001

                                          No. of           Market
                                          Shares            Value
                                          ------           ------
COMMON STOCKS (76.4%)

 Aerospace (0.2%)
  Precision Castparts Corp.               7,000         $   197,750
                                                          ---------


 Airlines (0.2%)
  Alaska Air Group, Inc. (A)              5,900             171,690
                                                          ---------


 Automotive (1.0%)
  ArvinMeritor, Inc.                     15,050             295,582
  Borg Warner, Inc.                       4,400             229,900
  Lear Corp. (A)                          9,100             347,074
                                                          ---------

                                                            872,556
                                                          ---------

 Banking (8.0%)
  Associated Banc-Corp.                   8,362             295,095
  Astoria Financial Corp.                11,600             306,994
  Banknorth Group, Inc.                  13,700             308,387
  City National Corp.                    11,300             529,405
  Compass Bancshares, Inc.                8,600             243,724
  Dime Bancorp.                           5,300             191,224
  First Tennessee National Corp.         14,300             518,518
  First Virginia Banks, Inc.              3,100             157,356
  Golden State Bank Corp.                11,200             292,880
  Hibernia Corp.                         25,200             448,308
  Leucadia National                       7,400             213,638
  M & T Bank Corp.                        7,900             575,515
  Marshall & Ilsley Corp.                 9,400             594,832
  Mercantile Bankshares Corp.            10,450             449,716
  National Commerce                      19,500             493,350
    Financial Corp.
  New York Community                     10,900             249,338
    BanCorp
  North Fork Bancorp., Inc.              11,300             361,487
  Pacific Century Financial              13,900             359,871
  Sovereign Bancorp., Inc.               17,700             216,648
  TCF Financial Corp.                     9,600             460,608
                                                          ---------
                                                          7,266,894
                                                          ---------

 Brokerage (1.0%)
  A.G. Edwards, Inc.                     12,050             532,248
  Legg Mason, Inc.                        5,300             264,894
  Waddell and Reed Financial              4,300             138,460
                                                          ---------
                                                            935,602
                                                          ---------
 Building Materials (0.2%)
  Martin Marietta Material, Inc.          4,700             219,020
                                                          ---------
 Capital Goods (2.1%)
  American Standard Co (A)                9,200             627,716
  Diebold, Inc.                           4,100             165,804
  Minerals Technologies, Inc.             2,600             121,264
  Tecumseh Products Co.                   5,300             268,259
  Waters Corp. (A)                        9,400             364,250
  York International Corp.                8,700             331,731
                                                          ---------
                                                          1,879,024
                                                          ---------

                                         No. of             Market
                                         Shares             Value
                                         ------             ------
 Chemicals (3.2%)
  Airgas, Inc. (A)                       10,400         $   157,248
  Albemarle Corp.                         4,600             110,400
  Cabot Corp.                             5,300             189,210
  Cabot Microelectronics Corp.(A)         2,000             158,480
  Church & Dwight, Inc.                   8,400             223,692
  Crompton Corp.                         13,300             119,700
  Cytec Industries, Inc. (A)              5,300             143,100
  IMC Global                             11,200             145,600
  IVAX Corp. (A)                         19,625             395,247
  Lubrizol Corp.                          4,400             154,396
  Lyondell Chemical                       9,500             136,135
  Mylan Laboratories, Inc.               12,100             453,750
  RPM, Inc.                               9,500             137,370
  Solutia, Inc.                          10,500             147,210
  Valspar Corp.                           4,200             166,320
                                                          ---------
                                                          2,837,858
                                                          ---------
 Construction Machinery (0.3%)
  AGCO Corp.                              8,200             129,396
  United Rentals, Inc. (A)                5,800             131,660
                                                          ---------
                                                            261,056
                                                          ---------
 Consumer (2.2%)
  Coach  Inc. (A)                         2,400              93,552
  Corinthian Colleges (A)                 3,800             155,401
  DST Systems, Inc. (A)                   9,800             488,530
  Furniture Brands, Inc. (A)             12,000             384,240
  HON Industries, Inc.                    9,900             273,735
  Outback Steakhouse, Inc. (A)           10,800             369,900
  Viad Corp.                              9,100             215,488
                                                          ---------
                                                          1,980,846
                                                          ---------
 Defense (0.2%)
  Harsco Corp.                            4,364             149,685
                                                          ---------
 Electric Utilities (4.6%)
  ALLETE Inc.                            18,700             471,240
  Alliant Energy Corp.                    9,100             276,276
  DPL Inc.                               15,700             378,056
  DQE                                     8,200             155,226
  Energy East                             9,100             172,809
  Great Plains Energy, Inc.               7,100             178,920
  Idacorp, Inc.                           6,800             276,080
  Northeast Utilities                    11,300             199,219
  NSTAR                                   7,400             331,890
  OGE Energy Corp.                       15,700             362,356
  PNM Resources, Inc.                     9,300             259,935
  SCANA Corp.                            12,100             336,743
  UtiliCorp United                       16,100             405,237
  Wisconsin Energy Corp.                 15,700             354,192
                                                          ---------
                                                          4,158,179
                                                          ---------

                                         No. of             Market
                                         Shares             Value
                                         ------             ------
 Energy (0.8%)
  Helmerich & Payne, Inc.                  3,800         $   126,844
  Ocean Energy, Inc.                      14,900             286,080
  Pioneer Natural Resources (A)            8,700             167,562
  Patterson -UTI Energy, Inc. (A)          6,800             158,304
                                                           ---------
                                                             738,790
                                                           ---------
 Entertainment (0.8%)
  Electronic Arts, Inc. (A)               12,000             719,460
                                                           ---------
 Environmental (0.2%)
  Micrel Inc. (A)                          6,700             175,775
                                                           ---------
 Finance (3.4%)
     American Financial Group              7,500             184,125
  AmeriCredit Corp. (A)                    7,400             233,470
  BISYS Group (A)                          7,500             479,963
  E*Trade Group (A)                       20,000             205,000
  Greenpoint Financial Co.                11,700             418,275
  Indymac Bancorp, Inc. (A)               10,900             254,842
  Investors Financial  Services            4,500             297,810
  Metris Cos , Inc.                        8,300             213,393
  Neuberger Berman                         2,850             125,115
  SEI Investments                         11,100             500,777
  StanCorp Financial Group                 3,000             141,750
                                                           ---------
                                                           3,054,520
                                                           ---------
 Food (2.6%)
  Brinker International, Inc. (A)         12,050             358,608
  Dean Foods Co.                           3,400             231,880
  Dole Food Co., Inc.                      9,600             257,568
  Hormel Foods                            13,700             368,119
  Interstate Bakeries Corp.                6,900             166,842
  McCormick & Co.                         10,700             449,079
  Smithfield Foods, Inc. (A)               9,100             200,564
  Tyson Foods, Inc.                       29,200             337,260
                                                           ---------
                                                           2,369,920
                                                           ---------
 Gaming (0.5%)
  Mandalay Resort Group (A)               12,900             276,060
  Park Place Entertainment (A)            20,800             190,736
                                                           ---------
                                                             466,796
                                                           ---------
 Healthcare (4.3%)
  Apogent Technologies (A)                 9,800             252,840
  Beckman Coulter, Inc.                    6,200             274,660
  COR Therapeutics, Inc. (A)               4,500             107,865
  Covance, Inc. (A)                        4,200              95,340
  Cytyc Corp. (A)                         12,800             334,144
  Express Scripts, Inc. (A)                9,600             449,808
  Health Network, Inc. (A)                12,400             270,072
  Henry Schein, Inc. (A)                   7,000             259,210
  Patterson Dental Co. (A)                 7,900             323,228
  Quest Diagnostics, Inc. (A)              8,600             616,706
  Triad Hospitals, Inc. (A)               10,600             311,110
  Trigon Healthcare, Inc. (A)              5,100             354,195
  Universal Health Services, Inc. (A)      5,400             231,012
                                                           ---------
                                                           3,880,190
                                                           ---------


                                          No. of             Market
                                          Shares             Value
                                          ------             -----
 Home Construction (0.6%)
  Clayton Homes, Inc.                     17,937         $   306,723
  Lennar Corp.                             5,000             234,100
                                                           ---------
                                                             540,823
                                                           ---------
 Independent Energy (0.3%)
  Forest Oil Corp. (A)                     4,300             121,303
  Noble Affiliates, Inc.                   4,900             172,921
                                                           ---------
                                                             294,224
                                                           ---------
 Industrial (2.6%)
  DeVry, Inc. (A)                          7,700             219,065
  Donaldson, Inc.                          3,600             139,824
  Grant Prideco, Inc. (A)                  9,100             104,650
  Hillenbrand Industries, Inc.             8,100             447,687
 Jacobs Engineering Group, Inc. (A)        3,500             231,000
  Miller Herman, Inc.                      8,400             198,786
  National Oilwell, Inc. (A)               6,300             129,843
  Pentair, Inc.                            8,100             295,731
  Quanta Services, Inc. (A)                8,100             124,983
  SPX Corp. (A)                            3,200             438,080
                                                           ---------
                                                           2,329,649
                                                           ---------
 Insurance (3.3%)
  Everest Reinsurance Group Ltd.           5,200             367,640
  Fidelity National Financial, Inc.       12,800             317,440
  Gallagher (Arthur J) & Co.               7,000             241,430
  HCC Insurance Holdings, Inc.            12,400             341,620
  Old Republic International Corp.        15,750             441,157
  Oxford Health Plans, Inc. (A)            6,400             192,896
  PMI Group, Inc.                          7,500             502,575
  Protective Life Corp.                    9,300             269,049
  Radian Group, Inc.                       8,200             352,190
                                                           ---------
                                                           3,025,997
                                                           ---------
 Media Non-Cable (2.0%)
  Belo (A.H.) Corp.                        8,900             166,875
  Dun & Bradstreet Corp.                   6,800             240,040
  Hispanic Broadcasting Corp. (A)          7,500             191,250
  Readers Digest Association, Inc.         4,800             110,784
  Scholastic Corp. (A)                     5,600             281,484
  Valassis Communications, Inc. (A)        7,300             260,026
  Washington Post Co.                      1,110             588,300
                                                           ---------
                                                           1,838,759
                                                           ---------
 Natural Gas Distributors (0.9%)
  AGL Resources, Inc.                      8,900             204,878
  Equitable Resources, Inc.                6,000             204,420
  Questar Corp.                            8,600             215,430
  National Fuel Gas Co.                    6,000             148,200
                                                           ---------
                                                             772,928
                                                           ---------
 Oil Field (2.2%)
  BJ Services Co. (A)                     14,800             480,260
  Cooper Cameron Corp. (A)                 4,000             161,440
  ENSCO International, Inc.               11,300             280,805
  Hanover Compressor Co. (A)               4,900             123,774
  Pride International, Inc. (A)            4,800              72,480
  Smith International, Inc. (A)            4,300             230,566
  Tidewater, Inc.                          5,500             186,450
  Varco International, Inc. (A)            9,050             135,569
  Weatherford International, Inc.(A)       9,100             339,066
                                                           ---------
                                                           2,010,410
                                                           ---------

                                           No. of             Market
                                           Shares             Value
                                           -------            ------
 Paper (1.2%)
  Bowater, Inc.                              7,700       $   367,290
  Packaging Corp. of America (A)            10,600           192,390
  Reynolds & Reynolds Co.                   13,100           317,675
  Sonoco Products Co.                        8,550           227,259
                                                           ---------
                                                           1,104,614
                                                           ---------
 Pharmaceuticals (3.8%)
  Barr Laboratories, Inc. (A)                4,200           333,312
  Gilead Sciences, Inc. (A)                  7,400           486,365
  ICN Pharmaceuticals , Inc.                 6,400           214,400
  IDEC Pharmaceuticals Corp. (A)            12,900           889,133
  Incyte Genomics, Inc. (A)                  4,900            95,232
  Millennium Pharmaceuticals (A)            17,100           419,549
  Omnicare, Inc.                             8,700           216,456
  Protein Design Laboratories, Inc. (A)      9,300           305,552
  Sepracor , Inc. (A)                        6,500           370,890
  Vertex Pharmaceuticals (A)                 5,100           125,052
                                                           ---------
                                                           3,455,941
                                                           ---------
 Railroads (0.2%)
  Trinity Industries                         6,800           184,756
                                                           ---------
 Real Estate  (0.4%)
  Hospitality Properties                     4,600           135,700
  New Plan Excel RealtyTrust                10,700           203,835
                                                           ---------
                                                             339,535
                                                           ---------
 Refining (1.0%)
  Murphy Oil Corp.                           3,900           327,756
  Ultramar Diamond Shamrock Corp.            6,900           341,412
  Valero Energy Corp.                        4,900           186,788
                                                           ---------
                                                             855,956
                                                           ---------
 Retailers (4.0%)
  Abercrombie & Fitch Co. (A)                7,700           204,281
  American Eagles Outfitters, Inc. (A)       5,450           142,599
  Barnes & Noble, Inc. (A)                   7,800           230,880
  BJs Wholesale Club, Inc. (A)              10,100           445,410
  Borders Group, Inc. (A)                    8,700           172,608
  Callaway Golf Co.                         17,700           338,955
  CDW Computer Centers, Inc. (A)             8,500           456,492
  Dollar Tree Stores (A)                     5,500           170,033
  Fastenal Co.                               3,000           199,305
  Payless ShoeSource, Inc. (A)               3,500           196,525
  Pennzoil Quaker State Co.                  6,700            96,815
  The Neiman Marcus Group, Inc. (A)          5,500           170,885
  Westwood One, Inc. (A)                    10,100           303,505
  Williams Sonoma, Inc. (A)                 10,200           437,580
                                                           ---------
                                                           3,565,873
                                                           ---------
 Services (3.2%)
  Apollo Group, Inc. (A)                    13,550           609,953
  Cadence Design System (A)                 21,550           472,376
  Extended Stay America, Inc. (A)           11,600           190,240
  First Health Group (A)                    10,600           262,827
  Lincare Holdings, Inc. (A)                 8,400           240,702
  Manpower, Inc.                             9,400           316,874
  STERIS Corp. (A)                           9,300           169,911
  SunGard Data Systems, Inc. (A)            22,600           653,818
                                                           ---------
                                                           2,916,701
                                                           ---------

                                          No. of             Market
                                          Shares             Value
                                          ------             ------

 Technology (10.5%)
  Advent Software, Inc. (A)                  2,500       $   124,888
  Affiliated Computer Service (A)            4,900           520,037
  Ametek, Inc.                               4,700           149,883
  Arrow Electronics, Inc. (A)               10,500           313,950
  Atmel Corp. (A)                           38,200           281,916
  Avnet, Inc.                               10,600           269,982
  Avocent  Corp. (A)                         8,400           203,910
  CheckFree Corp. (A)                        4,900            88,249
  Cypress Semiconductor (A)                 14,400           286,992
  DSP Group (A)                              5,300           123,278
  Fiserv, Inc. (A)                           3,787           160,304
  Harris Corp.                              10,200           311,202
  InFocus Corp. (A)                          6,100           134,353
  Integrated Device Technology (A)          10,700           284,567
  International Rectifier Corp.(A)           3,300           115,104
  Jack Henry & Associates, Inc.              7,000           152,670
  Lam Research Corp. (A)                    10,000           232,150
  Lattice Semiconductor Corp. (A)            5,300           108,994
  Level 3 Communications, Inc. (A)           5,300           477,000
  Macromedia, Inc. (A)                       4,000            71,300
  Macrovision Corp. (A)                      4,400           154,968
  McDATA Corporation (A)                     6,300           154,980
  Mentor Graphics Corp. (A)                 13,400           315,905
  Microchip Technology, Inc. (A)            12,025           465,909
  National Instruments Corp. (A)             7,800           291,252
  Networks Associates, Inc. (A)              6,160           159,267
  Plexus Corp. (A)                           7,000           185,955
  Quantum Corp. (A)                         13,600           133,960
  Rational Software Corp. (A)               19,400           378,397
  Semtech Corp. (A)                          6,900           246,295
  Storage Technology Corp. (A)              14,300           295,581
  Sybase, Inc. (A)                          13,500           212,760
  Symantec Corp. (A)                         8,200           544,029
  Synopsys, Inc. (A)                         6,100           360,357
  Technology Data Corp. (A)                  6,500           280,832
  3Com Corp. (A)                            16,400           104,714
  Titan Corp. (A)                            6,700           167,165
  TriQuint Semiconductor (A)                18,258           223,843
  Vishay Intertechnology, Inc. (A)          13,087           255,196
  Wind River Systems (A)                     8,700           155,773
                                                           ---------
                                                           9,497,867
                                                           ---------
 Telecommunications (2.0%)
  Advanced Fibre Communications (A)          9,700           171,399
  CSG Systems International, Inc. (A)        7,100           287,230
  Enterasys Networks, Inc. (A)              20,700           183,195
  Polycom, Inc. (A)                         10,400           354,276
  RF Micro Devices (A)                      19,500           374,790
  Telephone & Data Systems, Inc.             5,300           475,675
                                                           ---------
                                                           1,846,565
                                                           ---------
Tobacco (0.6%)
 RJ Reynolds Tobacco Holding, Inc.           9,600           540,480
                                                           ---------

                                           No. of            Market
                                           Shares            Value
                                           ------            -----
 Transportation (1.3%)
  Atlas Air Worldwide                       5,700       $    83,505
    Holdings, Inc. (A)
  C.H. Robinson Worldwide, Inc.            11,900           344,445
  CNF Transportation                        6,400           214,720
  Expeditors International Washington       4,000           227,820
  GATX Corp.                                8,200           266,664
                                                         ----------
                                                          1,137,154
                                                         ----------
 Utilities (0.5%)
  Republic Services, Inc. (A)              15,200           303,544
  Vectren Corp.                             7,800           187,044
                                                         ----------
                                                            490,588
                                                         ----------
  TOTAL COMMON STOCKS
     (Cost $68,122,869)                                  69,084,431
                                                         ----------

                                        Principal
                                          Amount
                                         -------
SHORT-TERM INVESTMENTS (23.6%)

 Commercial Paper (22.1%)
  General Dynamics Corp.,
     2.08% due January 23, 2002       $ 3,000,000         2,996,520
  Windmill Funding Corp.,
     1.98% due January 11, 2002         1,500,000         1,499,169
  Becton Dickinson & Co.,
     1.80% due January 31, 2002         1,600,000         1,597,506
  Gannett Co. Inc.,
     1.78% due January 24, 2002         3,100,000         3,096,249
  GE Capital Corp.,
     1.84% due February 7, 2002         2,200,000         2,195,803
  Household Finance Corp.,
     1.83% due January 2, 2002          2,590,000         2,589,741
  DE Funding Corp.,
     1.88% due January 15, 2002         2,000,000         1,998,482
  New Castle 2000-A,
     2.03% due January 11, 2002         3,000,000         2,998,338
  Preferred Resources Funding Corp.,
     1.81% de January 28, 2002          1,000,000           998,590
                                                         ----------
                                                         19,970,398
                                                         ----------
 U.S. Treasury (1.5%)
  U.S. of America Treasury,
     2.13% due March 14, 2002 (B)        1,325,000        1,320,582
                                                         ----------
  TOTAL SHORT-TERM
     INVESTMENTS (Cost $ 21,290,386)                     21,290,980
                                                         ----------




                                        Notional          Market
                                         Value             Value
                                        --------          ------
FUTURES CONTRACTS (0.0%)

 S&P 400 Mid Cap Index,
  Exp. March, 2002 (C)              $   20,364,000                 -
                                                     ---------------

     TOTAL INVESTMENTS (100%)
          (Cost $89,413,255) (D)                     $    90,375,411
                                                     ===============



NOTES

(A)      Non-income Producing Security.

(B) Par value of $1,325,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 2001, net unrealized appreciation for all securities was $962,156. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $8,111,656 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $7,149,500.




                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Timed Aggressive Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Hartford, Connecticut
February 4, 2002

                 Board of Managers and Officers



  Name and Position
     With the Fund            Principal Occupation During Last Five Years
  -----------------           -------------------------------------------


   *Heath B. McLendon         Managing Director (1993-present),
    Chairman and Trustee      Salomon Smith Barney, Inc. ("Salomon
    125 Broad Street          Smith Barney"); President and
    New York, NY              Director (1994-present), Smith Barney
    Age 68                    Fund Management LLC (f/k/a/ SSB Citi
                              Fund Management LLC.; Director and
                              President (1996-present), Travelers
                              Investment Adviser, Inc.; Chairman
                              and Director of fifty-nine investment
                              companies associated with Salomon
                              Smith Barney; Trustee (1999) of seven
                              Trusts of Citifunds' family of
                              Trusts; Trustee, Drew University;
                              Advisory Director, M&T Bank;
                              Chairman, Board of Managers (1995-
                              present), six Variable Annuity
                              Separate Accounts of The Travelers
                              Insurance Company+; Chairman, Board
                              of Trustees, five Mutual Funds
                              sponsored by The Travelers Insurance
                              Company++; prior to July 1993, Senior
                              Executive Vice President of Shearson
                              Lehman Brothers Inc.

    Knight Edwards            Of Counsel (1988-present), Partner
    Trustee                   (1956-1988), Edwards & Angell,
    154 Arlington Avenue      Attorneys; Member, Advisory Board
    Providence, RI            (1973-1994), thirty-one mutual funds
    Age 78                    sponsored by Keystone Group, Inc.;
                              Member, Board of Managers (1969-
                              present), six Variable Annuity
                              Separate Accounts of The Travelers
                              Insurance Company+; Trustee (1990-
                              present), five Mutual Funds sponsored
                              by The Travelers Insurance Company.++

    Robert E. McGill, III     Retired manufacturing executive.
    Trustee                   Director (1983-1995), Executive Vice
    295 Hancock Street        President (1989-1994) and Senior Vice
    Williamstown, MA          President, Finance and Administration
    Age 70                    (1983-1989), The Dexter Corporation
                              (manufacturer of specialty chemicals
                              and materials); Vice Chairman (1990-
                              1992), Director (1983-1995), Life
                              Technologies, Inc. (life
                              science/biotechnology products);
                              Director, (1994-1999), The
                              Connecticut Surety Corporation
                              (insurance); Director (1995-2000),
                              Chemfab Corporation (specialty
                              materials manufacturer); Director
                              (1999-2001), Ravenwood Winery, Inc.;
                              Director (1999-present), Lydall Inc.
                              (manufacturer of fiber materials);
                              Member, Board of Managers (1974-
                              present), six Variable Annuity
                              Separate Accounts of The Travelers
                              Insurance Company+; Trustee (1990-
                              present), five Mutual Funds sponsored
                              by The Travelers Insurance Company.++

    Lewis Mandell             Professor of Finance and Managerial
    Trustee                   Economics, University at Buffalo
    160 Jacobs Hall           since 1998.  Dean, School of
    Buffalo, NY               Management (1998-2001), University at
    Age 59                    Buffalo; Dean, College of Business
                              Administration  (1995-1998),
                              Marquette University; Professor of
                              Finance (1980-1995) and Associate
                              Dean (1993-1995), School of Business
                              Administration, and Director, Center
                              for Research and Development in
                              Financial Services (1980-1995),
                              University of Connecticut; Director
                              (2000-present), Delaware North Corp.
                              (hospitality business); Member, Board
                              of Managers (1990-present), six
                              Variable Annuity Separate Accounts of
                              The Travelers Insurance Company+;
                              Trustee (1990-present), five Mutual
                              Funds sponsored by The Travelers
                              Insurance Company.++

    Frances M. Hawk,          Private Investor, (1997-present);
    CFA, CFP                  Portfolio Manager (1992-1997, HLM
    Trustee                   Management Company, Inc. (investment
    108 Oxford Hill Lane      management); Assistant Treasurer,
    Downingtown, PA           Pensions and Benefits.  Management
    Age 54                    (1989-1992), United Technologies
                              Corporation (broad-based designer and
                              manufacturer of high technology
                              products); Member, Board of Managers
                              (1991-present), six Variable Annuity
                              Separate Accounts of The Travelers
                              Insurance Company+; Trustee (1991-
                              present), five Mutual Funds sponsored
                              by The Travelers Insurance Company.++

    Ernest J. Wright           Vice President and Secretary (1996-
    Secretary to The Board     present), Assistant Secretary (1994-
    One Tower Square           1996), Counsel (1987-present), The
    Hartford, Connecticut      Travelers Insurance Company;
    Age 61                     Secretary (1994-present), six
                               Variable Annuity Separate Accounts
                               of The Travelers Insurance Company+;
                               Secretary (1994-present), five
                               Mutual Funds sponsored by The
                               Travelers Insurance Company.++


    Kathleen A. McGah          Deputy General Counsel (1999 -
    Assistant Secretary to     present); Assistant Secretary (1995-
    The Board                  present), The Travelers Insurance
    One Tower Square           Company; Assistant Secretary (1995-
    Hartford, Connecticut      present), six Variable Annuity
    Age 51                     Separate Accounts of The Travelers
                               Insurance Company+; Assistant
                               Secretary, (1995-present), five
                               Mutual Funds sponsored by The
                               Travelers Insurance Company.++
                               Prior to January 1995, Counsel, ITT
                               Hartford Life Insurance Company.

    David A. Golino            Vice President and Controller (1999-
    Principal Accounting       present), Second Vice President
    Officer                    (1996-1999), The Travelers Insurance
    to The Board               Company; Principal Accounting
    One Tower Square           Officer (1998-present), six Variable
    Hartford, Connecticut      Annuity Separate Accounts of The
    Age 40                     Travelers Insurance Company.+  Prior
                               to May 1996, Senior Manager,
                               Deloitte & Touche LLP (1985-1996.)



+       The six Variable Annuity Separate Accounts are:
The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for
Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers
Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for
Variable Annuities.

++        The  five  Mutual Funds are:  Capital Appreciation
Fund,  Money  Market Portfolio, High  Yield  Bond  Trust,
Managed Assets Trust and The Travelers Series Trust.

* Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares, and options to purchase shares, of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                       Investment Adviser
                       ------------------
           The Travelers Investment Management Company
                      Stamford, Connecticut
  The Travelers Timed Growth and Income Stock Account for Variable Annuities
      The Travelers Timed Short-Term Bond Account for Variable Annuities
      The Travelers Timed Aggressive Stock Account for Variable Annuities





                     Independent Accountants
                     -----------------------
                            KPMG LLP
                      Hartford, Connecticut



                            Custodian
                            ---------
                 The Chase Manhattan Bank, N.A.
                       New York, New York







This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.








VG-182   (Annual)   (12-01)   Printed in U.S.A.